Lease liabilities - Summary (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019		Jan. 01, 2019	Dec. 31, 2018
Lease liabilities
Non-current	$ 159,435	$ 174,570	[1]
Current	36,337	41,814	[1]
Lease liabilities	$ 195,772	$ 216,384		$ 178,143	$ 0

[1]	Prior periods have been recast to reflect the Company's change in accounting policy for the reclassification within shareholders equity of the initial application of IAS 29 as explained in Note 34.1.